UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 4, 2014

GREENWIND NRG INC.
 (Exact Name of Registrant as Specified in its Charter)

Nevada	000-1537274	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3221 Dominquez Avenue, Quezon City, Philippines	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: 844-624-4793

Former Name or Former Address, if Changed Since Last Report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4- MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01.                          Changes in Registrant's Certifying Accountant

On August 4, 2014, Silberstein Ungar, PLLC (the "Former Accountant") notified Greenwind NRG Inc., a Nevada corporation (the "Company") that its principals joined the accounting firm of KLJ & Associates, LLP. As a result of such transaction, effective on August 4, 2014, the Former Accountant resigned as the Company's independent registered public accounting firm and the Company engaged KLJ & Associates, LLP (the "New Accountant") as the Company's independent registered public accounting firm. The engagement of the New Accountant was approved by the Company's Board of Directors.

The Former Accountant's audit reports on the financial statements of the Company for the fiscal years ended October 31, 2013 and 2012 contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the audited financial statements contained in our Annual Reports on Form 10-K for the fiscal years ended October 31, 2013 and 2012 contained a going concern qualification.

During the fiscal years ended October 31, 2013 and 2012, and through the interim period ended August 4, 2014, (i) there were no "disagreements" (as such term is defined in Item 304 of Regulation S-K) with the Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of the Former Accountant would have caused them to make reference thereto in their reports on the financial statements for such periods and, and (ii) there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

During each of the Company's two most recent fiscal years and through the interim periods preceding the engagement of the New Accountant, the Company (i) has not engaged the New Accountant as either the principal accountant to audit the Company's financial statements, or as an independent accountant to audit a significant subsidiary of the Company and on whom the principal accountant is expected to express reliance in its report; and (ii) has not consulted with the New Accountant regarding (A) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided to the Company by the New Accountant concluding there was an important factor to be considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue; or (B) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(1)(v) of Regulation S-K.
The Company has provided the Former Accountant with a copy of the foregoing disclosures and requested that the Former Accountant furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.
SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01.                          Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
16.1	Letter of Silberstein Ungar, PLLC, dated August 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Greenwind NRG Inc.
a Nevada Corporation

Dated:  August 15, 2014                                                                                 /s/ Jerwin Alfiler
Jerwin Alfiler
President